American Beacon Zebra Global Equity Fund
American Beacon Zebra Small Cap Equity Fund
American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund

Supplement dated June 30, 2014
to the
Statement of Additional Information dated December 27, 2013

Effective July 1, 2014, American Beacon Advisors, Inc. (“Manager”) will reduce the administrative service fee charged to the Fund’s A Class and C Class shares from 0.40% to 0.30% of each Class’s average daily net assets. The information below supplements the Statement of Additional Information dated December 27, 2013, and is in addition to any other supplement(s):

In the “Management, Administrative and Distribution Services” section, the last sentence in the penultimate paragraph on page 53 is replaced with the following:

The administration agreement provides for the Manager to receive an annualized administrative fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each Class.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE